                                Exhibit No. 23(i)


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Cold Metal Products, Inc., on Form S-8 of our report dated May 8, 1998 appearing in the Annual Report on Form 10-K of Cold Metal Products, Inc. for the year ended March 31, 1998.



                                             s/ Deloitte & Touche
                                            ------------------------------------


Deloitte & Touche
Cleveland, Ohio

January 25, 1999

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